CODE OF ETHICS

STW Fixed Income Management ("STW") has adopted this Code of Ethics (the "Code") pursuant to the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") and Rule 17j-1 under the Investment Company Act of 1940 (the "Investment Company Act"). Rules 204A-1 and 17j-1 are collectively referred to as the "SEC Rules".

Certain provisions of the Code apply only to STW's Access Persons while other provisions apply to STW's Supervised Persons, as both terms are defined in
Section 2. PLEASE NOTE THAT EVERY ACCESS PERSON IS A SUPERVISED PERSON, BUT NOT EVERY SUPERVISED PERSON IS AN ACCESS PERSON.

The Code is based on the principle that all Supervised Persons owe a fiduciary duty to STW's clients to conduct their affairs, including their personal securities transactions, in such a manner as to: (i) avoid serving their own personal interests ahead of clients; (ii) avoid taking advantage of their position and (iii) mitigate conflicts of interest.

Please direct any questions about the Code to the Chief Compliance Officer.

All capitalized terms are defined in Section 2.

1.   CODE OF CONDUCT GOVERNING PERSONAL SECURITIES TRANSACTIONS

     The personal trading activities of all Supervised Persons must be conducted in a manner to mitigate conflicts of interest with STW's clients. No Supervised Person may use his or her position with STW or any investment opportunities he or she learns of because of his or her position with STW to the detriment of STW's clients. Supervised Persons are not permitted to front-run any securities transaction of a client, or to scalp by making recommendations for clients with the intent of personally profiting from personal holdings of transactions in the same or related securities.

     Even if not specifically prohibited by the Code, certain personal trading activities may create conflicts of interest. If a Supervised Person has any doubt whether a personal trade would create a conflict of interest, the Supervised Person should consult the Chief Compliance Officer before trading. The Chief Compliance Officer's determination as to whether a particular personal trading activity is permitted shall be conclusive. If the Chief Compliance Officer determines that a particular personal trading activity is not permitted, the Supervised Person must terminate the activity immediately. Failure to comply with the Chief Compliance Officer's determination may result in sanctions, up to and including termination of employment.

     Unless prohibited by law, the Chief Compliance Officer may exempt any person, security or transaction from any specific provision of the Code. The Chief Compliance Officer will prepare a report documenting the nature of any exception granted, the persons involved and the reason for granting such exception. Any approval or exception granted by the Chief Compliance Officer under the Code shall not be viewed as or deemed to be a Code violation.

2.   DEFINITIONS

     o    "ACCESS PERSON" means: (i) any director, officer or partner of STW;
          (ii) employees of STW who, in connection with their regular functions or duties, make, participate in or obtain information regarding the purchase or sale of a Covered Security by an Advised Fund, Private Fund or other advisory client for which STW provides investment advice, or whose functions relate to the making of any recommendations with respect to such purchases or sales; (iii) any director, officer, general partner or employee of a company in a Control relationship with STW who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a Covered Security by an Advised Fund, Private Fund or other advisory client for which STW provides investment advice, or whose functions relate to the making of any recommendations with respect to such purchases or sales; (iv) any natural persons in a Control relationship with STW who obtain information concerning recommendations made to an Advised Fund, Private Fund or other advisory client with regard to the purchase or sale of a Covered Security; and (v) any Supervised Person who has access to nonpublic information regarding any clients' purchase or sale of securities, or regarding the portfolio holdings of any Advised Fund or who is involved in making securities recommendations to clients or has access to such recommendations that are nonpublic.

     o "ADVISED FUND" means an investment company (open-end or closed-end fund registered under the Investment Company Act) for which STW serves as investment adviser or sub-adviser.

     o "AUTOMATIC INVESTMENT PLAN" means a program in which regular purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule or allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

     o "BENEFICIAL OWNERSHIP" of a security shall have the same meaning ascribed to such term under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). Generally, a person has Beneficial Ownership of a security if he or she, directly or indirectly, through any contract, arrangement, understanding or relationship or otherwise has or shares direct or indirect pecuniary (economic or monetary) interest in the security. A transaction by or for the account of a spouse or other immediate family member living in the same household with a Supervised Person is considered the same as a transaction by or for the Supervised Person. (1)

     o "CONTROL" has the same meaning as in Section 2(a)(9) of the Investment Company Act. Section 2(a)(9) provides that Control means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. This presumption may be countered by the facts and circumstances of a given situation.

     o    "COVERED SECURITY" has the meaning given to such term in Section 6.

     o "FEDERAL SECURITIES LAWS" means the Securities Act of 1933 (the "1933 Act"), the 1934 Act, the Sarbanes-Oxley Act of 2002, the Investment Company Act, the Advisers Act, Title V of the Gramm-Leach-Bliley Act and any rules adopted by the SEC under these statutes, the Bank Secrecy Act as it applies to funds and investment advisers and any rules adopted thereunder by the SEC or the Department of the Treasury.

     o "INITIAL PUBLIC OFFERING" means an offering of securities registered under the 1933 Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

--------------
(1) Similarly, a transaction in a security by or for a Supervised Person's "significant other" is considered the same as a transaction by or for the Supervised Person if the Supervised Person has or shares a pecuniary interest in the security.

     o "PRIVATE FUND" means a fund that is privately offered and excluded from registration and regulation under the Investment Company Act.

     o "PRIVATE PLACEMENT" means an offering that is exempt from registration under the 1933 Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 thereunder.

     o "SECURITY HELD OR TO BE ACQUIRED" means any Covered Security that, within the most recent 15 days, is or has been held by an Advised Fund, Private Fund or other advisory client of STW, or is being or has been considered by an Advised Fund, Private Fund or other advisory client of STW for purchase by the Advised Fund, Private Fund or other advisory client of STW and any option to purchase or sell, and any security convertible into or exchangeable for, any such Covered Security.

     o "SUPERVISED PERSON" means any partner, officer, director (or other person occupying a similar status or performing similar functions) or employee of STW, or other person who: (i) provides investment advice on behalf of STW and (ii) is subject to the supervision and control of STW with respect to activities that are subject to the SEC Rules. (2)

3.   COMPLIANCE WITH FEDERAL SECURITIES LAWS

     Each Supervised Person shall comply with applicable Federal Securities
     Laws.

4.   PROHIBITIONS

     No Access Person, in connection with the purchase or sale by such person of a Security Held or to be Acquired by an Advised Fund, Private Fund or other advisory client account for which STW acts as investment adviser, shall:
     (i) employ any device, scheme or artifice to defraud such Advised Fund, Private Fund or advisory account; (ii) make to such Advised Fund, Private Fund or advisory account any untrue statement of a material fact or omit to state to such Advised Fund, Private Fund or advisory account a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon such Advised Fund, Private Fund or advisory account; or (iv) engage in any manipulative practice with respect to such Advised Fund, Private Fund or advisory account.

5. WHOSE SECURITIES, ACCOUNTS AND TRANSACTIONS ARE COVERED BY THE REPORTING REQUIREMENTS OF THE CODE?

     The reporting requirements of the Code cover: (i) all personal securities accounts and transactions of each Access Person and (ii) all securities and accounts in which an Access Person has Beneficial Ownership. However, securities held in accounts over which an Access Person has no direct or indirect influence or Control are not subject to the reporting requirements of the Code.



---------------
(2) In some cases, an independent contractor may be considered a Supervised Person or an Access Person by STW. With regard to independent contractors, STW's Chief Compliance Officer will make a determination regarding whether or not the independent contractor is deemed a Supervised Person or an Access Person and therefore subject to the requirements of the Code. To the extent the Chief Compliance Officer determines that an independent contractor is a Supervised Person or an Access Person, the Chief Compliance Officer will notify the independent contractor of their obligations under the Code of Ethics.

6.   WHAT TYPES OF SECURITIES ARE COVERED UNDER THE CODE?

     A "Covered Security" means all securities described in Section 2(a)(36) of the Investment Company Act and Section 202(a)(18) of the Advisers Act except: (i) securities that are direct obligations of the Government of the United States, such as Treasury bills, notes, bonds and derivatives thereof; (ii) bankers' acceptances; (iii) bank certificates of deposit;
     (iv) commercial paper; (v) high-quality short-term debt instruments (including repurchase agreements); (vi) shares of money market funds; (vii) shares of registered, open-end mutual funds (other than Advised Funds); and
     (viii) shares issued by unit investment trusts that are invested exclusively in one or more open-end funds (other than Advised Funds). Please note that shares of closed-end funds are included under the definition of Covered Security. Furthermore, all shares of exchange-traded funds ("ETFs"), whether organized as unit investment trusts or otherwise, are considered Covered Securities for purposes of this Code.

7.   REPORTS OF SECURITIES HOLDINGS, TRANSACTIONS AND ACCOUNTS

     Every Access Person shall disclose to the Chief Compliance Officer (or her designee) all personal Covered Securities holdings and all securities accounts (including accounts that hold only securities excluded from coverage under Section 6) no later than 10 days after becoming an Access Person, which in some cases may be upon commencement of employment (the "Initial Holdings Report") and thereafter on an annual basis as of December 31 (the "Annual Holdings Report").(3) Forms for this purpose are attached to the Code (Forms A and B).

     Every Access Person is required to submit a report to the Chief Compliance Officer (or her designee) no later than 30 days after the end of each calendar quarter describing each personal transaction in a Covered Security effected and securities account opened (including accounts that hold only securities excluded from coverage under Section 6) during the quarter (the "Quarterly Report"). The Quarterly Report must be signed and dated by the reporting person and include a complete response to each item of information sought on the Quarterly Report. A form for this purpose is attached to the Code (Form D). An Access Person does not have to report transactions effected pursuant to an Automatic Investment Plan.

     If an Access Person has no transactions or account openings to report in a calendar quarter, he or she must check the "no transactions to report" box on the Quarterly Report, sign and date the Quarterly Report and return it to the Chief Compliance Officer (or her designee) by the reporting deadline.

     The Chief Compliance Officer (or her designee) shall be responsible for distributing Quarterly Report forms to each Access Person at the end of each calendar quarter and for ensuring that all Access Persons have filed the required reports on a timely basis. Late filings are not acceptable and can lead to disciplinary action, up to and including termination of employment.

     Access Persons need not file a Quarterly Report if the Quarterly Report would duplicate information contained in broker-dealer trade confirmations timely received (i.e., no later than 30 days after the end of the quarter) by the Chief Compliance Officer.

     Personal securities reports are required by the SEC Rules, and violation of the SEC Rules will not be tolerated by STW.


------------------
(3) The information in the Initial and Annual Holdings Reports must be current as of a date no more than 45 days prior to the date the reports are submitted.

8.   PRE-APPROVAL  FOR TRANSACTIONS IN CERTAIN SECURITIES

     Access Persons may not directly or indirectly obtain beneficial ownership of or sell (i) any securities (including those excluded from coverage under Section 6) in a Private Placement or Initial Public Offering, (ii) a security issued by an Advised Fund or Private Fund for which STW serves as an investment adviser or sub-adviser, and (iii) any Covered Security (other than Gilts) that is a bond, a security convertible into a bond, and subordinated bank debt, including bank trust preferred stock, in each case, without the prior written approval of the Chief Compliance Officer (or her designee). For the avoidance of doubt, American Depositary Receipts and Exchange Traded Funds do not require pre- approval unless they fall under
     (i) or (ii) above. A Pre-Approval Form is attached to the Code (Form E).

     IF APPROVAL IS GRANTED FOR A PURCHASE, THE PURCHASE MUST BE EXECUTED WITHIN 24 HOURS AFTER RECEIVING APPROVAL. AFTER THIS 24-HOUR PERIOD LAPSES, A SEPARATE WRITTEN APPROVAL MUST BE OBTAINED FROM THE CHIEF COMPLIANCE OFFICER PRIOR TO EXECUTING THE PURCHASE.

9.   DISTRIBUTION OF THE CODE AND SUPERVISED PERSON ACKNOWLEDGEMENTS

The Chief Compliance Officer (or her designee) will provide each Supervised Person with a copy of the Code upon commencement of employment. Every Supervised Person shall certify in writing upon employment and annually thereafter to the Chief Compliance Officer (or her designee) that:

     o    They have received, read and understand the Code;

     o    They understand that they are subject to the Code;

     o    They have complied or will comply with the requirements of the Code;
          and

     o If applicable (i.e., if they also are an Access Person), they have reported or will report all personal securities transactions and accounts required to be reported by the Code.

     In addition, the Chief Compliance Officer (or her designee) will provide each Supervised Person with a copy of any amendments to the Code. Each Supervised Person shall certify in writing that they have received, read and understand the amendments to the Code. A form for this purpose is attached to the Code (Form C).

10.  REPORTING VIOLATIONS OF THE CODE

     Each Supervised Person shall report any known or suspected violations of the Code promptly to the Chief Compliance Officer. Any such reports provided by a Supervised Person will be kept confidential to the extent practicable and permitted by law. The Chief Compliance Officer shall make a written record of and investigate any such reported violations promptly and take any action deemed appropriate. Any form of retaliation against any Supervised Person who reports a violation of the Code is prohibited and constitutes a further violation of the Code.

11.  REVIEW AND ENFORCEMENT OF CODE OF ETHICS

     The Chief Compliance Officer (or her designee) shall notify each person who becomes an Access Person of his or her reporting requirements under the Code within 10 days of such person becoming an Access Person.

     The Chief Compliance Officer (or her designee) will, on a quarterly basis, review all reported personal securities transactions to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Chief Compliance Officer must give the person an opportunity to supply explanatory material. No person shall be required to participate in a determination of whether he or she has violated the Code or discuss the imposition of any sanction against him or herself.

     If the Chief Compliance Officer finds that a Code violation may have occurred, an appropriate resolution of the situation will be taken, which may include sanctions up to and including termination of employment.

     The Chief Compliance Officer will submit her own personal securities reports, as required, to another designated officer who shall fulfill the duties of the Chief Compliance Officer with respect to the Chief Compliance Officer's reports.

     In addition, the Chief Compliance Officer will review at least annually the adequacy of the Code and the effectiveness of its implementation.

12.  RECORD KEEPING

     STW will maintain all records required under applicable law as they relate to the Code, as more fully described in STW's separate record keeping policy.

FORM A -- INITIAL HOLDINGS REPORT

Name of Reporting Person:
                                     -------------------------------------------

Date Person Became Subject to the
Code's Reporting Requirements:
                                     -------------------------------------------

Information in Report Dated as of:
                                     -------------------------------------------

Date Report Due:
                                     -------------------------------------------

Date Report Submitted:
                                     -------------------------------------------

You must report ALL holdings of COVERED SECURITIES and ALL of your SECURITIES ACCOUNTS by completing one of the options under each of Items A and B below. Information should be dated no more than 45 days before report is submitted.

A. HOLDINGS OF COVERED SECURITIES. You must complete the table or check one of the two boxes and provide account statements (if applicable). Please refer to the Code of Ethics for the definition of Covered Securities.

--------------------------------------------------------------------------------
                     TYPE OF SECURITY AND                     PRINCIPAL AMOUNT,
                     EXCHANGE TICKER,                         MATURITY DATE AND
NAME OF ISSUER AND   SYMBOL OR CUSIP NO.     NO. OF SHARES    INTEREST RATE
TITLE OF SECURITY    (IF APPLICABLE)        (IF APPLICABLE)   (IF APPLICABLE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] I certify that I have reported all holdings of Covered Securities via account statements, which I have attached hereto.

[ ]  I certify that I have no holdings of Covered Securities to report.

B. SECURITIES ACCOUNTS. You must complete the table or check one of the two boxes and provide account statements (if applicable). Securities Accounts include all accounts in which any securities, including non-Covered Securities, are held for your direct or indirect benefit.

--------------------------------------------------------------------------------
NAME OF BROKER,    TYPE OF     NAME(S) ON    DATE ACCOUNT WAS
DEALER OR BANK     ACCOUNT     ACCOUNT       ESTABLISHED         ACCOUNT NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] I certify that I have reported all Securities Accounts via account statements, which I have attached hereto.

[ ]  I certify that I have no Securities Accounts to report.

If you do not want this report to be construed as an admission that you have direct or indirect beneficial ownership of one or more securities reported above, please attach a description.

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO STW'S CODE OF ETHICS.

Signature                                            Date
          ------------------------------------------      --------------------

FORM B -- ANNUAL HOLDINGS REPORT

Name of Reporting Person:
                                   ---------------------------------------------

Information in Report Dated as of:
                                   ---------------------------------------------

Date Report Due:
                                   ---------------------------------------------

Date Report Submitted:
                                   ---------------------------------------------

Calendar Year Ended: December 31,
                                   ---------------------------------------------

You must report ALL holdings of COVERED SECURITIES and ALL of your SECURITIES ACCOUNTS by completing one of the options under each of Items A and B below. Please refer to the Code of Ethics for the definition of Covered Securities. Information should be dated no more than 45 days before report is submitted.

A. HOLDINGS OF COVERED SECURITIES. You must complete the table or check one of the two boxes and provide account statements (if applicable).

--------------------------------------------------------------------------------
                     TYPE OF SECURITY AND                     PRINCIPAL AMOUNT,
                     EXCHANGE TICKER,                         MATURITY DATE AND
NAME OF ISSUER AND   SYMBOL OR CUSIP NO.    NO. OF SHARES     INTEREST RATE
TITLE OF SECURITY    (IF APPLICABLE)        (IF APPLICABLE)   (IF APPLICABLE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] I certify that I have reported all holdings of Covered Securities via account statements, which I have attached hereto.

[ ]  I certify that I have no holdings of Covered Securities to report.

B. SECURITIES ACCOUNTS. You must complete the table or check one of the two boxes and provide account statements (if applicable). Securities Accounts include all accounts in which any securities, including non-Covered Securities, are held for your direct or indirect benefit.

--------------------------------------------------------------------------------
NAME OF BROKER,    TYPE OF    NAME(S) ON    DATE ACCOUNT WAS
DEALER OR BANK     ACCOUNT    ACCOUNT       ESTABLISHED         ACCOUNT NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] I certify that I have reported all Securities Accounts via account statements, which I have attached hereto.

[ ]  I certify that I have no Securities Accounts to report.

If you do not want this report to be construed as an admission that you have direct or indirect beneficial ownership of one or more securities reported above, please attach a description.

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO STW'S CODE OF ETHICS.

Signature                                               Date
          --------------------------------------------       -------------------

FORM C -- COMPLIANCE CERTIFICATION
--------------------------------------------------------------------------------

INITIAL CERTIFICATION*

I certify that I: (i)   have received, read and reviewed the Code of Ethics;
                  (ii)  understand the policies and procedures in the Code of
                        Ethics;
                  (iii) recognize that I am subject to such policies and
                        procedures;
                  (iv)  understand the penalties for non-compliance;
                  (v)   will fully comply with the Code of Ethics; and
                  (vi)  have fully and accurately completed this Certificate.

* Note: Complete this portion only at time of initial hire.

Signature:
                ------------------------------------------------
Name:                                                             (Please print)
                ------------------------------------------------
Date Submitted:
                ------------------------------------------------
Date Due:
                ------------------------------------------------

--------------------------------------------------------------------------------

ANNUAL AND PERIODIC CERTIFICATION

I certify that I: (i)   have received, read and reviewed the Code of Ethics and
                        any amendment thereto;
                  (ii)  understand the policies and procedures in the Code of
                        Ethics and any amendment thereto;
                  (iii) recognize that I am subject to such policies and
                        procedures;
                  (iv)  understand the penalties for non-compliance;
                  (v)   have fully complied with the Code of Ethics, any
                        amendment thereto and any applicable reporting requirements at all times, subject to any exceptions previously disclosed to the Chief Compliance Officer or as disclosed below;
                  (vi)  will fully comply with the Code of Ethics and any
                        amendment thereto; and
                  (vii) have fully and accurately completed this Certificate.

EXCEPTION(S):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature:
                -------------------------------------------------

Name:           ------------------------------------------------- (Please print)

Date Submitted:
                -------------------------------------------------

Date Due:
                -------------------------------------------------

FORM D -- QUARTERLY REPORT

Name of Reporting Person:
                          ------------------------------------------------------
Calendar Quarter Ended:
                          ------------------------------------------------------
Date Report Due:
                          ------------------------------------------------------
Date Report Submitted:
                          ------------------------------------------------------

You must report ALL transactions in Covered Securities and ALL Securities Accounts opened or closed during the quarter by completing one of the options under each of Items A and B below.

A. TRANSACTIONS IN COVERED SECURITIES. You must complete the table or check one of the two boxes and provide account statements (if applicable). Please refer to the Code of Ethics for the definition of Covered Securities.

------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL
                                             AMOUNT,                         EXCHANGE        NAME OF
              NAME OF                        MATURITY DATE                   TICKER,         BROKER, DEALER
              ISSUER AND   NO. OF SHARES     AND INTEREST                    SYMBOL OR       OR BANK
DATE OF       TITLE OF     AND PRICE         RATE              TYPE OF       CUSIP NO. (IF   EFFECTING
TRANSACTION   SECURITY     (IF APPLICABLE)   (IF APPLICABLE)   TRANSACTION   APPLICABLE)     TRANSACTION
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

[ ] I certify that I have reported all transactions in Covered Securities that occurred during the quarter via account statements, which I have attached hereto.
[ ]  I certify that I have no transactions in Covered Securities to report.

B. NEW/CLOSED SECURITIES ACCOUNTS. You must complete the table or check one of the two boxes and provide account statements (if applicable). Securities Accounts include all accounts in which any securities, including non-Covered Securities, are held for your direct or indirect benefit.

---------------------------------------------------------------------------------------------
NAME OF                                                  INDICATE IF NEW
BROKER,          TYPE OF   NAME(S) ON                    ACCOUNT OR        DATE ACCOUNT WAS
DEALER OR BANK   ACCOUNT   ACCOUNT      ACCOUNT NUMBER   CLOSED ACCOUNT    ESTABLISHED/CLOSED
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

[ ] I certify that I have reported all new and closed Securities Accounts via account statements, which I have attached hereto.

[ ] I certify that I did not establish or close any Securities Accounts during the quarter.

If you do not want this report to be construed as an admission that you have direct or indirect beneficial ownership of one or more securities reported above, please attach a description.

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO STW'S CODE OF ETHICS.

Signature                                              Date
          -------------------------------------------       ------------------

FORM E

PRE-APPROVAL FORM
STW FIXED INCOME MANAGEMENT


-----------------------------------------------------------      ---------------
Printed Name                                                     Date

--------------------------------------------------------------------------------------------
# OF SHARES/                          DESCRIPTION (E.G., IPO,                    PURCHASE
PRINCIPAL AMOUNT   NAME OF SECURITY   PRIVATE PLACEMENT, BONDS)   CUSIP BROKER   OR SALE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

RATIONALE FOR APPROVAL/DENIAL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PERMISSION: [ ] Granted [ ] Denied

IF APPROVAL IS GRANTED FOR A PURCHASE, THE PURCHASE MUST BE EXECUTED WITHIN 24 HOURS AFTER RECEIVING APPROVAL. AFTER THIS 24-HOUR PERIOD LAPSES, A SEPARATE WRITTEN APPROVAL MUST BE OBTAINED FROM THE CHIEF COMPLIANCE OFFICER PRIOR TO EXECUTING THE PURCHASE.

------------------------------------------------   --------------    ---------
Chief Compliance Officer, or approved designee     Date              Time

FORM E

PRE-APPROVAL FORM -- PROPRIETARY PORTFOLIOS
STW FIXED INCOME MANAGEMENT


--------------------------------  --------------------------      --------------
Printed Name                      Account #                       Date

------------------------------------------------------------------------------------------------
# OF SHARES/                          DESCRIPTION (E.G., IPO,                      PURCHASE
PRINCIPAL AMOUNT   NAME OF SECURITY   PRIVATE PLACEMENT, BONDS)   CUSIP   BROKER   OR SALE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER DISCUSSION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RATIONALE FOR APPROVAL/DENIAL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERMISSION: [ ] Granted [ ] Denied

IF APPROVAL IS GRANTED FOR A PURCHASE, THE PURCHASE MUST BE EXECUTED WITHIN 24 HOURS AFTER RECEIVING APPROVAL. AFTER THIS 24-HOUR PERIOD LAPSES, A SEPARATE WRITTEN APPROVAL MUST BE OBTAINED FROM THE CHIEF COMPLIANCE OFFICER PRIOR TO EXECUTING THE PURCHASE.

-----------------------------------------------------  ---------------   -------
Chief Compliance Officer, or approved designee         Date              Time

-----------------------------------------------------  ---------------   -------
Portfolio Manager                                      Date              Time